                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             DATED DECEMBER 8, 2006

                                       OF

                                 BELDEN CDT INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
        DELAWARE                                001-12561                           36-3601505
-----------------------------             ------------------------              -------------------
(STATE OR OTHER JURISDICTION              (COMMISSION FILE NUMBER)                (IRS EMPLOYER
                                              OF INCORPORATION)                 IDENTIFICATION NO.)
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                        7701 FORSYTH BOULEVARD, SUITE 800
                            ST. LOUIS, MISSOURI 63105

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
          -------------------------------------------------------------
                                 (314) 854-8000
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                       N/A
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

CHECK THE APPROPRIATE BOX BELOW IF THIS FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

      [ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

      [ ] SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

      [ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(b))


      [ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          See Item 3.03 below.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

      On December 8, 2006, Belden CDT Inc., a Delaware corporation (the "Company"), entered into an amendment ("Amendment No. 2") to the Company's existing Rights Agreement dated as of December 11, 1996, and as amended on November 15, 2004 (the "Rights Agreement"), between the Company and Computershare Trust Company, N.A., successor to The First National Bank of Boston (the "Rights Agent").

      Amendment No. 2. extends the expiration date of the Rights Agreement for an additional ten years to December 9, 2016, and implements a Three Year Independent Director Evaluation (TIDE) provision pursuant to which a committee comprised of independent directors (the "TIDE Committee") will review the Rights Agreement every three years (or earlier upon receipt of an acquisition proposal) to determine whether the Rights Agreement remains in the best interests of the Company and its stockholders. Following each such review, the TIDE Committee will communicate its conclusions to the full Board of Directors, including any recommendation in light thereof as to whether the Rights Agreement should be modified or the Rights should be redeemed.

      In addition, Amendment No. 2 reestablishes the Purchase Price per one one-thousandth of a share of Preferred Stock at $150, subject to adjustment.

      A copy of Amendment No. 2 is attached hereto as Exhibit 4.2(a) and is incorporated herein by reference. The foregoing description of Amendment No. 2 is qualified in its entirety by reference to Amendment No. 2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

4.2(a) Amendment No. 2, dated as of December 8, 2006, to the Rights Agreement (incorporated by reference from the Company's Registration Statement on Form 8-A/A as filed with the Securities and Exchange Commission on December 8, 2006).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BELDEN CDT Inc.



Date: December 8, 2006                     By:    /s/ Kevin L. Bloomfield
                                               ----------------------------
                                           Kevin L. Bloomfield
                                           Secretary


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                                  EXHIBIT INDEX

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
Exhibit
Number      Description
-------     -----------

4.2(a) Amendment No. 2, dated as of December 8, 2006, to the Rights Agreement (incorporated by reference from the Company's Registration Statement on Form 8-A/A as filed with the Securities and Exchange Commission on December 8, 2006)
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